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                                                                   Exhibit 10.43

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------


          This Amendment to Employment Agreement (the "Amendment") is made and entered into as of the 8th day of August, 2000 between Craig B. Reynolds, an individual residing at 1046 Middlebrook Way, Kennesaw, Georgia 30152 (the "Executive"), and Respironics, Inc., a Delaware corporation with its principal place of business at 1501 Ardmore Boulevard, Pittsburgh, Pennsylvania 15221 (the "Company").

                                   RECITALS
                                   --------

          A. The Company and Executive are parties to that certain Employment Agreement made as of November 11, 1997 (as previously amended on February 11, 1998 and June 29, 2000, the "Employment Agreement").

          B. The Company and Executive desire to further amend certain provisions of the Employment Agreement, as set forth herein.

          NOW THEREFORE, intended to be legally bound, the Company and Executive agree as follows:

          1.  Amendment to Section 2.04(b).  Section 2.04(b) of the Employment
              ----------------------------
Agreement is hereby amended by deleting the term "31 months" in each of the first and second sentences thereof and replacing it with "31 months and 5 days", it being the intention of the parties that Executive shall have until on or before August 16, 2000 to give notice to the Company pursuant to Section 2.04(b) of the Employment Agreement of Executive's intent to terminate the Employment Agreement and receive the benefits set forth in Section 2.04(b).

          2.  Miscellaneous.  The parties agree that the execution of this
              -------------
Amendment and the matters contemplated hereby and by the prior amendments to the Employment Agreement were mutually agreed upon and do not and did not trigger any termination rights or compensation provision in the Employment Agreement, including without limitation any right for Executive to terminate the Employment Agreement pursuant to Section 2.04(a) thereof and receive the payments contemplated thereby. Except as amended hereby, the Employment Agreement is hereby ratified and confirmed in all respects. This Amendment shall be governed by and construed in accordance with laws of the Commonwealth of Pennsylvania.

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Any dispute concerning this Amendment shall be subject to the arbitration provisions set forth in Section 6.05 of the Employment Agreement.

          IN WITNESS WHEREOF, the parties hereto executed this Amendment or caused this Amendment to be duly executed as of the day and year first written above.


WITNESS:                                     CRAIG B. REYNOLDS

By: /s/ James W. Liken                       /s/ Craig B. Reynolds
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Title:---------------------------


ATTEST:                                      RESPIRONICS, INC.


Secretary: /s/ Dorita A. Pishko              By: /s/ James W. Liken
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Corporate Seal:                              Title: PRESIDENT
                                                   ---------------------------